Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Execution Version

AMENDMENT NO. 3 TO DCA

This Amendment No. 3 (this “Third Amendment”) to that certain Definitive Collaboration Agreement dated as of June 9, 2020, as amended on May 27, 2022 and February 8, 2023 (the “DCA”), is made and entered into as of February 8, 2023 (“Third Amendment Effective Date”) by and among Glaxo Wellcome UK Limited, a private company limited by shares organized under the laws of England having an office at 980 Great West Road, Brentford, Middlesex TW8 9GS, England, registered under company number 00480080 (“GW”); and GlaxoSmithKline Biologicals S.A., a private company limited by shares organized under the laws of Belgium having its registered place of business at Rue de l’Institut 89 Rixensart, 1330 Belgium, as assignee of the DCA from Beecham S.A. (“GSK Bio”, together with GW, “GSK”), and Vir Biotechnology, Inc., a Delaware corporation having an office at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (“Vir”). Capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings given to them in the DCA.

BACKGROUND

WHEREAS, GSK and Vir entered into the DCA, pursuant to which the Parties are collaborating on the development, manufacture, and commercialization of certain Collaboration Products for the prevention, treatment and prophylaxis of diseases caused by SARS-CoV-2 and potentially other Coronaviruses under three (3) Collaboration Programs: the Antibody Program, the Vaccine Program and the Functional Genomics Program;

WHEREAS, GSK and Vir now desire to enter into this Third Amendment to amend the DCA to amend the scope of the Antibody Program with respect to certain Terminated Antibody Products (as defined below) in accordance with Sections 14.2 and 20.11 of the DCA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Amendments to DCA. The DCA is hereby amended as follows:
a.
Amendment of Definitions.
i.
The following definitions are hereby amended in its entirety as follows:

Section 1.16 “Antibody Product” means any product containing the 309 Antibody.

Section 1.17 “Antibody Program” means the Collaboration Program for Program Antibodies, as further described in Section 4.2.

Section 1.204 “Program Antibody” means (a) prior to the Third Amendment Effective Date: (i) any Antibody Controlled by Vir or its Affiliates as of the PCA

Execution Date or thereafter until the end of the Initial Development Term that is directed against any Coronaviruses, including the 309 Antibody; (ii) any Antibody created, discovered, conceived or reduced to practice by either Party or both Parties jointly during the conduct of activities under the Antibody Development Plan during the Initial Development Term; and (iii) to the extent not included in the foregoing subclause (i) or (ii), any Antibody Controlled by either Party that the Parties agree during the Initial Development Term, through the JRDC, to include as the subject of Development activities under an Antibody Development Plan, and (b) following the Third Amendment Effective Date, the 309 Antibody.

ii.
The following definitions are hereby added for purposes of this Third Amendment:

“[***]” means the [***].

“Existing Terminated Antibody Products” means (a) any Antibody Controlled by Vir or its Affiliates as of the PCA Execution Date or thereafter until the Third Amendment Effective Date that is directed against any Coronaviruses, other than the Antibody Products (as amended by this Third Amendment), (b) all Antibodies created, discovered, conceived or reduced to practice by either Party or both Parties jointly under the Antibody Program as of the Third Amendment Effective Date, other than the Antibody Products (as amended by this Third Amendment), and (c) Variants of the Antibodies described in subclauses (a) and (b) incorporating [***].

“Terminated Antibody Products” means Existing Terminated Antibody Products and Vir Improved Terminated Antibody Products.

“[***]” means the [***].

“Vir Improved Terminated Antibody Products” means any Variants and Derivatives of any Existing Terminated Antibody Products created, discovered, conceived or reduced to practice after the Third Amendment Effective Date. For clarity, [***].

b.
Amendment of Section 2.2, “Overview.” Subsection (a) of Section 2.2 of the DCA is hereby amended in its entirety as follows:

“(a) an Antibody Program for the Development, Manufacture and Commercialization of Antibody Products; provided that, for clarity, (i) if an Antibody arises from the Functional Genomics Program rather than the Antibody Program, such Antibody shall not be considered an Antibody Product and shall be considered as Functional Genomics Product, and (ii) [***];”

c.
Amendment of the Antibody Program. Effective as of the Third Amendment Effective Date, the Parties acknowledge and agree that all Existing Terminated Antibody Products, and for clarity, all Vir Improved Terminated Antibody Products, shall no longer be deemed Antibody Products or Collaboration Products under the DCA. For clarity, as of the Third Amendment Effective Date, any rights granted by a Party to the other Party pursuant to Section 10.1 of the DCA shall terminate with respect to all Existing Terminated Antibody Products and for clarity, Vir Improved Terminated Antibody Products, provided that (i) the licenses set forth in Sections 10.1.2(a) and (b) shall survive as set forth in Section 1(f) of this Third Amendment, and (ii) the licenses set forth in Sections 10.1.1(c) and 10.1.2(c) of the DCA relating to all Existing Terminated Antibody Products shall survive pursuant to Section 15.5 of the DCA. The Parties shall cease and wind down all activities under the Antibody Development Plan with respect to all Existing Terminated Antibody Products under the DCA, and shall cease to share any Development Costs associated with such activities. Neither Party shall have any obligation to perform any activity under the Antibody Development Plan with respect to any Existing Terminated Antibody Products or Vir Improved Terminated Antibody Products. Following the Third Amendment Effective Date, GSK shall [***]. Except as necessary for GSK to exercise its rights under Section 10.1.1(c) of the DCA, GSK shall discontinue its use of any Materials transferred by Vir for use in connection with the activities under the Antibody Program relating to all Existing Terminated Antibody Products.
d.
Amendment of Section 2.3, “Exclusivity.” The Parties acknowledge and agree that effective as of the Third Amendment Effective Date, the exclusivity obligations of a Party set forth in Section 2.3.1(a) and Section 2.3.2(a) of the DCA with respect to Antibodies directed to SARS-COV-2 or any other Coronavirus(es) shall no longer apply to either Party. For clarity, as of the Third Amendment Effective Date, Section 2.3.4 of the DCA shall apply solely to any program that would constitute a breach of a Party’s obligation set forth in Section 2.3.1(b) or Section 2.3.2(b) of the DCA.
e.
Amendment of Section 11.3.1, “Parties’ Roles” for the Antibody Program. Subsection (d) of Section 11.3.1 of the DCA is hereby amended in its entirety as follows:

“(d) Vir shall [***].”

f.
Amendment of Section 10.1.2, “License Grant to Vir”. Subsections (a) and (b) of Section 10.1.2 of the DCA is hereby amended in its entirety as follows:

“10.1.2 License Grant to Vir. On a Collaboration Program-by-Collaboration Program basis, GSK hereby grants to Vir as of the Effective Date the following:

(a) a non-exclusive, worldwide, sublicensable (subject to Section 10.4 and with GSK’s prior written consent in the case of any counterparty located in China (or that has a parent entity located in China) as the sublicensee, or in the case of activities to be conducted in China) license under the GSK Licensed Technology (i) to Develop and Manufacture Collaboration Products arising from such Collaboration Program subject to any obligations of GSK to Third Parties with respect to the applicable GSK Licensed Technology (which license shall apply to and remain in effect for each Antibody Product, Terminated Antibody Product and Functional Genomics Product that becomes a Sole Development Product of Vir); and (ii) with respect to any Antibody Product for which

Vir has exercised the Co-Promotion Option, to Commercialize such Antibody Product to the extent necessary for Vir to perform activities for which it is responsible under the Co-Promotion Agreement to be entered into by the Parties;

(b) a co-exclusive (with GSK), worldwide, sublicensable (subject to Sections 5.4 and 7.4 and with GSK’s prior written consent in the case of any counterparty located in China (or which has a parent entity located in China) as the sublicensee, or in the case of activities to be conducted in China) license under GSK Program Technology (i) to Develop and Manufacture Collaboration Products arising from such Collaboration Program (which license shall apply to and shall remain in effect for any Antibody Product, Terminated Antibody Product and Functional Genomics Product that becomes a Sole Development Product of Vir and shall become exclusive with respect to such product), and (ii) with respect to any Antibody Product for which Vir has exercised the Co-Promotion Option, to Commercialize such Antibody Product to the extent necessary for Vir to perform activities for which it is responsible under the Co-Promotion Agreement to be entered into by the Parties; and”

g.
[***]. GSK hereby grants to Vir [***], to Develop, Manufacture and Commercialize Terminated Antibody Products. The foregoing sublicense includes the right to grant further sublicenses to Third Parties that are acting for or on behalf of Vir and to Affiliates through multiple tiers solely in conjunction with the grant of other rights owned or controlled by Vir for the Development, Manufacture or Commercialization of Terminated Antibody Products. In the event Vir desires rights to grant sublicenses to other Third Parties, Vir shall [***]. Vir shall [***].
h.
Vir’s Rights to Develop, Manufacture and Commercialize Antibodies. As between the Parties, Vir shall have the sole right to Develop, Manufacture and Commercialize Antibodies (including for clarity, Terminated Antibody Products) other than Antibody Products in the Field, using Program Technology discovered, created or developed solely by or on behalf of Vir in connection with its activities under the Antibody Program pursuant to the DCA as of the Third Amendment Effective Date. For clarity, as between the Parties, Vir shall solely own (i) all Patents claiming any patentable inventions, and (ii) all Know-How, in each case of ((i) and (ii)) that are discovered, created or developed by or on behalf of Vir or its Affiliates in the Research, Development, Manufacture or Commercialization of Antibodies (other than Antibody Products) pursuant to this Section 1(h) following the Third Amendment Effective Date (such Patents and Know-How, “Vir Antibody Arising Technology”). Vir Antibody Arising Technology shall not be deemed “Program Technology” under the DCA. If any Vir Antibody Arising Technology [***].

i.
Right of Reference. GSK hereby grants to Vir a right of reference (as defined in 21 C.F.R. §314.3(b) or foreign equivalents thereto), with the right to grant multiple tiers of further rights of reference to Vir’s Affiliates or (sub)licensees, in and to all Regulatory Filings (including any Regulatory Approvals) to the extent solely relating to the Antibody Products (and no other product) to the extent necessary to prepare, obtain or maintain any Regulatory Approval of Terminated Antibody Products in the Field.

j.
Royalty Payment to GSK; Third Party Payments. Vir shall pay to GSK royalties on Net Sales of any Terminated Antibody Products, on a country-by-country basis, commencing on the First Commercial Sale of such Terminated Antibody Product in the Territory, at the rates set forth in the Terminated Antibody Product Royalty Table below, provided that Section 9.5.3 Section 9.5.4, Section 9.6.4(a) (including, without limitation, with respect to payments under [***]) and Section 9.6.4(b) (including, without limitation, with respect to payments under [***]) of the DCA shall apply, mutatis mutandis, to such Terminated Antibody Product as if it were a Sole Development Product, and to Vir as if it were the Non Opt-Out Party with respect thereto.

Terminated Antibody Product Royalty Table:

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.
Reference to DCA. Upon and after the Third Amendment Effective Date, each reference in the DCA to “this Agreement,” “hereunder,” “hereof” or words of the like referring to the DCA shall mean and be a reference to the DCA as modified and amended by this Third Amendment.
3.
Effectiveness. This Third Amendment shall not be effective until execution and delivery of this Third Amendment by both Parties hereto. Except as specifically amended above, the DCA shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties hereto. In the event of any conflict between the terms of the DCA and this Third Amendment, this Third Amendment shall govern and control solely with respect to the Antibody Program, all Program Antibodies, Antibody Products, Terminated Antibody Products and all Program Technology arising therefrom as of the Third Amendment Effective Date, and the DCA shall govern and control with respect to all other matters.
4.
No Other Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of either Party under the DCA, nor constitute a waiver of any provision of the DCA.
5.
Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.

6.
Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Third Amendment by electronic transmission shall be as effective as delivery of a manually executed signature page.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the Third Amendment Effective Date by their respective duly authorized representatives as set forth below.

Glaxo Wellcome UK Limited By: /s/ Marcus Dowding Name: Marcus Dowding Title: Authorized Signatory for Edinburgh Pharmaceutical Industries Limited, a corporate director

[Signature Page to Amendment No. 3 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the Third Amendment Effective Date by their respective duly authorized representatives as set forth below.

GlaxoSmithKline Biologicals S.A. By: /s/ Antoon Loomans Name: Antoon Loomans Title: Director -and- By: /s/ Jamila Louahed Name: Jamila Louahed Title: Director

[Signature Page to Amendment No. 3 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the Third Amendment Effective Date by their respective duly authorized representatives as set forth below.

Vir Biotechnology, Inc. By: /s/ George Scangos Name: George Scangos, Ph.D. Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3 to DCA]